   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 17, 1987

                                                        Registration No. 2-28097
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                                    UNDER THE
                         SECURITIES ACT OF 1933             / /

                        Pre-Effective Amendment No. _____   / /

                         Post-Effective Amendment No. 28    /x/

                                       and

                             REGISTRATION STATEMENT
                                   UNDER THE
                         INVESTMENT COMPANY ACT OF 1940     / /

                                Amendment No. 14            /x/
                        (Check appropriate box or boxes)

                                  ------------

                       THE ENTERPRISE GROUP OF FUNDS, INC.
                           (Formerly Alpha Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)

      Suite 2100, 250 Piedmont Avenue, N.E., Atlanta, Georgia 30365
          (Address o f  Principal Executive Offices)         (Zip Code)

        Registrant's Telephone Number, including Area Code: 404-521-6597

                                 --------------

                                Robert M. Royalty
                          Sutherland, Asbill & Brennan
                            3333 Peachtree Road, N.E.
                                    Suite 420
                             Atlanta, Georgia 30326
                     (Name and Address of Agent for Service)

                                ----------------

It is proposed that this filing will become effective (check appropriate box)
     / /  immediately upon filing pursuant to paragraph (b)
     / /  on (date) pursuant to paragraph (b)
     /X/  60 days after filing pursuant to paragraph (a)
     / /  on (date) pursuant to paragraph (a) of rule 485

                    Declaration Pursuant to  Rule 24f-2(a)(1)

     The Registrant hereby amends its registration under the Securities Act of 1933 by declaring that, to the amount of Common Stock presently registered, there is hereby added an indefinite number of shares of Common Stock, $0.10 par value, of the Registrant.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------